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                                                                  EXHIBIT No. 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 22, 1996, included in the Form 10-K into Applied Bioscience International Inc.'s previously filed Registration Statement on Form S-8, File No. 33-56678.




                                                    /s/ ARTHUR ANDERSEN LLP
Washington, D.C.
March 27, 1996